Summary of significant accounting policies	6 Months Ended
Jun. 30, 2023
Accounting Policies [Abstract]
Summary of significant accounting policies

Note 2 - Summary of significant accounting policies

The significant accounting policies that have been applied in the preparation of the unaudited consolidated interim financial statements are identical to those that were applied in preparation of the Company’s most recent annual financial statements in connection with its Annual Report on Form 20-F, other than:

Investment in Equity Securities

The Company entered into an investment in which it holds approximately 24% of the outstanding shares and voting rights of Onkai. The Company has elected the fair value option allowed by ASC 825, Financial Instruments, with respect to this investment because management believes this approach will better reflect the economics of its equity interest. Under the fair value option, the investment is remeasured at fair value (level 3) at each reporting period through earnings